                                                                    EXHIBIT 99.2
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
SERVICER CERTIFICATE FOR AUGUST 1998


$304,203,000                Class A 6.85% Asset Backed Notes
$26,452,783                 Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                        21-Sep-98
Collection Period Begin Date                                                                                   01-Aug-98
Collection Period End Date                                                                                     31-Aug-98
Days in accrual period (30/360)                                                                                       30
Month(s) in Revolving Period                                                                                          16

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                            $16,456,065.97
     Collections Allocable to Principal Funding Account                                                   $14,218,376.49
     Collections Allocable to Interest Payment Account                                                     $2,237,689.48

Miscellaneous Data
     Initial Pool Balance                                                                                $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                 $330,655,783.00
      Subsequent Receivables Purchased                                                                    $14,366,580.21
     Current APR of Pool                                                                                            8.15%
     Remaining Residual Amount                                                                             $1,435,488.18
     Obligor Over-Concentration Amount                                                                             $0.00
     Cumulative Net Losses                                                                                   $116,713.45
     Deliquencies - 60 to 90 Days                                                                            $268,226.90
     Deliquencies - Over 90 Days                                                                             $171,789.46
     Realized Losses (Current Period)                                                                              $0.00
     Recoveries                                                                                                    $0.00
     Acquired Receivables - Transferor (Current Period)                                                            $0.00
     Acquired Receivables - Servicer (Current Period)                                                              $0.00
     Investment Earnings
          Collection Account                                                                                  $43,321.40
          Principal Funding Account                                                                              $684.26
          Reserve Account                                                                                     $20,717.78
     Total Investment Earnings                                                                                $64,723.44
------------------------------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                   $330,655,783.00
          Class A Note Note Beginning Principal Balance                                                  $304,203,000.00
          Class B Note Beginning Principal Balance                                                        $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                         $330,655,783.00
          Class A Note Principal Balance (End of Period)                                                 $304,203,000.00
                     Class A Note Pool Factor (End of Period)                                                  1.0000000
          Class B Note Principal Balance (End of Period)                                                  $26,452,783.00
                     Class B Note Pool Factor (End of Period)                                                  1.0000000

Collection Account Deposit
          Total Collections and Investment Income for the Period                                          $16,520,789.41

Administration Fee Accrued during this Period                                                                    $500.00

Principal Funding Account (PFA)                                                                           $14,418,786.25
          Class A Noteholders' Principal Distributable Amount                                                      $0.00
          Class B Noteholders' Principal Distributable Amount                                                      $0.00

Interest Payment Account (IPA)                                                                             $1,887,493.43
          Noteholders' Class A Interest Distributable Amount                                               $1,736,492.13
          Noteholders' Class B Interest Distributable Amount                                               $  151,001.30

Servicing Fees Accrued during this Period                                                                    $137,773.24

Reserve Account
          Beginning Reserve Account Balance                                                                $4,742,046.01
          Distribution from Reserve Account for Shortfalls                                                         $0.00
          Deposits to Reserve Account from PFA/IPA                                                                 $0.00

          Ending Reserve Account Balance                                                                   $4,742,046.01

========================================================================================================================

                                                                    EXHIBIT 99.2
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
SERVICER CERTIFICATE FOR AUGUST 1998


          PART III -- SERVICING CALCULATIONS

          Initial Pool Balance                                                                                     $330,655,783.00
          Pool Balance (Beginning of Collection Period)                                                            $330,655,783.00
          Pool Balance (End of Collection Period)                                                                  $330,655,783.00

          Total Collections                                                                                         $16,520,789.41
             Collections Allocable to Principal Funding Account                                                     $14,218,376.49
             Collections Allocable to Interest Payment Account                                                       $2,237,689.48
          Prior Principal Funding Account Balance                                                                      $200,409.76
          Recoveries                                                                                                         $0.00
          Investment Income for the Period                                                                              $64,723.44

          Principal Funding Account (PFA)                                                                           $14,418,786.25
          Interest payment Account (PFA)                                                                             $2,302,412.92

          Principal Distributable Amount                                                                            $14,418,786.25

          1.  Trigger Tests

          (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                          NO
          (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?       NO
          (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?       NO
          (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                           NO
                      Has an Early Amortization Event Occurred?                                                         NO
          2. Calculation of Distributable Amounts

          Class A Note Beginning Principal Balance                                                                 $304,203,000.00
          Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
          Class A Noteholders' Share of the Principal Distribution Amount                                                    0.00%
          Class A Noteholders' Principal Distributable Amount                                                                $0.00

          Class B Note Beginning Principal Balance                                                                  $26,452,783.00
          Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
          Class B Noteholders' Share of the Principal Distribution Amount                                                    0.00%
          Class B Noteholders' Principal Distributable Amount                                                                $0.00

          Interest Accrued on Class A Notes this period        6.85%                                                 $1,736,492.13
          Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                $0.00
          Interest Due (in Arrears) on above Shortfall                                                                       $0.00
          Noteholders' Class A Interest Distributable Amount                                                         $1,736,492.13

          Interest Accrued on Class B Notes this period        6.85%                                                   $151,001.30
          Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                $0.00
          Interest Due (in Arrears) on above Shortfall                                                                       $0.00
          Noteholders' Class B Interest Distributable Amount                                                           $151,001.30

          3. Allocations from Collection Account

          Interest Payment Account (IPA)                                                                             $2,302,412.92

                   Servicing Fee Shortfall (Previous Period)                                                                 $0.00
                   Servicing Fees Accrued during this Period                              0.50%                        $137,773.24
                   Servicing Fees Paid this Period from IPA                                                            $137,773.24
                   Preliminary Servicing Fee Shortfall (Current Period)                                                      $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                        $0.00
                   Servicing Fee Shortfall (Current Period)                                                                  $0.00


          Remaining Interest Payment Account (IPA)                                                                   $2,164,639.68

                   Administration Fee Shortfall (Previous Period)                                                            $0.00
                   Administration Fee Accrued during this Period                      $500/mon                             $500.00
                   Administration Fee Paid this Period from IPA                                                            $500.00
                   Preliminary Administration Fee Shortfall (Current Period)                                                 $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                        $0.00
                   Administration Fee Shortfall (Current Period)                                                             $0.00

          Remaining Interest Payment Account (IPA)                                                                   $2,164,139.68

                                                                    EXHIBIT 99.2
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
SERVICER CERTIFICATE FOR AUGUST 1998

          Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                $0.00
          Interest Due (in Arrears) on above Shortfall                                                                       $0.00
          Interest Accrued on Class A Notes this period                                                              $1,736,492.13
          Noteholders' Class A Interest Distributable Amount from IPA                                                $1,736,492.13
          Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                     $0.00
          Withdrawal from Reserve Account to Cover Shortfall                                                                 $0.00
          Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                 $0.00

    Remaining Interest Payment Account (IPA)                                                                           $427,647.55

              Deposit to Reserve Account (from IPA)                                                                          $0.00

    Remaining Interest Payment Account (IPA)                                                                           $427,647.55

              Deposit to Principal Funding Account (from IPA)                                                                $0.00
              Receipt from Reserve Account for shortfall                                                                     $0.00
    Remaining Interest Payment Account (IPA)                                                                           $427,647.55

              Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                            $0.00
              Interest Due (in Arrears) on above Shortfall                                                                   $0.00
              Interest Accrued on Class B Notes this period                                                            $151,001.30
              Noteholders' Class B Interest Distributable Amount from IPA                                              $151,001.30
              Noteholders' Class B Interest Carryover Shortfall (Current Period)                                             $0.00

    Remaining Interest Payment Account (IPA)(to the Transferor)                                                        $276,646.25

    Principal Funding Account (PFA)(including addition, if any, from IPA)                                           $14,418,786.25

              Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
              Class A Noteholders' Monthly Principal Distributable Amount                                                    $0.00
              Class A Noteholders' Principal Distributable Amount Paid from PFA                                              $0.00
              Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
              Withdrawal from Reserve Account to Cover Shortfall                                                             $0.00
              Class A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Remaining Principal Funding Account (PFA)                                                                       $14,418,786.25

              Deposit to Reserve Account (from PFA)                                                                          $0.00

    Remaining Principal Funding Account (PFA)                                                                       $14,418,786.25

              Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
              Class B Noteholders' Monthly Principal Distributable Amount                                                    $0.00
              Class B Noteholders' Principal Distributable Amount Paid from PFA                                              $0.00
              Class B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Remaining Principal Funding Account                                                                             $14,418,786.25
    Amount to Transferor to purchase Subsequent Receivables                                                         $14,366,580.21
                                                                                                                   ---------------
    Ending Principal Funding Account Balance                                                                            $52,206.04

    4.  Distributions from Reserve Account

    Beginning Reserve Account Balance                                                                                $4,742,046.01

    Distribution from Reserve Account                                                                                        $0.00
              Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                               $0.00
              Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                          $0.00
              Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                 $0.00

    Preliminary Reserve Account Balance                                                                              $4,742,046.01

              Deposit to Reserve Account (from IPA)                                                                          $0.00

    Preliminary Reserve Account Balance                                                                              $4,742,046.01

    Distribution from Reserve Account                                                                                        $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
               Transfer to PFA for Realized Losses                                                                           $0.00
    Preliminary Reserve Account Balance                                                                              $4,742,046.01

                                                                    EXHIBIT 99.2
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A
SERVICER CERTIFICATE FOR AUGUST 1998

                    Deposit to Reserve Account (from PFA)                                                                 $0.00

      Preliminary Reserve Account Balance                                                                         $4,742,046.01

      Specified Reserve Account Balance                                                                           $4,742,046.01
      Lessor of:
      (a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and        1.00%            $4,742,046.01
      (b)  Class A Principal Balance (End of Period)                                                            $304,203,000.00

      Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                       YES

      Excess Amount in Reserve Account released to Transferor                                                             $0.00

      Ending Reserve Account Balance                                                                              $4,742,046.01

      5.  Trigger Calculations

      How many months has the Reserve Account been less than the Specified Reserve Account, if any?                0
      Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?         NO
      How many months has the Pool Balance been less than the Note Balance, if any?                                0

      6.  Ending Balances
                 Noteholders' Class A Interest Carryover Shortfall (Current Period)                                       $0.00
                 Noteholders' Class B Interest Carryover Shortfall (Current Period)                                       $0.00
                 Class A Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
                 Class B Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

                 Class A Note Principal Balance (End of Period)                                                 $304,203,000.00
                 Class B Note Principal Balance (End of Period)                                                  $26,452,783.00
                 Total Principal Balance of Notes Pool Factor (End of Period)                                   $330,655,783.00

                 Class A Note Pool Factor (End of Period)                         $304,203,000.00                     1.0000000
                 Class B Note Pool Factor (End of Period)                         $26,452,783.00                      1.0000000
                 Total Notes (End of Period)                                                                          1.0000000

                 Class A Notes Principal Balance at close of Revolving Period                                              0.00
                 Principal Pool Balance at close of Revolving Period                                                       0.00
                 Class A Noteholders Percentage at the close of the Revolving Period                                      0.00%

                 Servicer's Yield                                                                                      6,038.81